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[logo]




Pioneer
Indo-Asia
Fund

SEMIANNUAL REPORT 4/30/00

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              18
Notes to Financial Statements                     24
Trustees, Officers and Service Providers          31
Retirement Plans from Pioneer                     32
Programs and Services for Pioneer Shareowners     34

Pioneer Indo-Asia Fund

LETTER FROM THE CHAIRMAN 4/30/00

Dear Shareowner,
--------------------------------------------------------------------------------

As you may know, on May 15, 2000 The Pioneer Group, Inc. and UniCredito Italiano Group announced an agreement under which UniCredito is expected to purchase all of the outstanding stock of Pioneer Group. UniCredito is Italy's second largest banking group and has over $150 billion in assets. We are pleased to be joining with UniCredito not only because of its reputation and breadth, but also because of the similar business strategies shared by the two companies. UniCredito employs many of the same investment philosophies that Pioneer has believed in for over 70 years. In the meantime, your mutual fund will be managed by the same portfolio management team, which is overseen by a Board of Trustees. In addition, the union with UniCredito will give Pioneer Investment Management, your fund's investment adviser, access to greater resources, enabling us to strengthen and support our money management efforts for all Pioneer shareowners.

We expect that the transition resulting from the acquisition will not have a direct impact on fund shareowners. At Pioneer we always strive to provide our shareowners with exemplary customer service and a diverse product line. Going forward, we will continue to work as hard as we can to ensure that our investors' needs are met and that you are satisfied in any dealings you have with Pioneer.

Soon you will receive a letter and a proxy statement that will contain more information about the transaction along with information about a special shareholder meeting. We are excited about the acquisition(which is subject to regulatory approval)and hope you are as well. I feel confident about prospects for the days ahead and I truly believe that Pioneer Group has entered into a relationship that will be beneficial to you.

Please read this report closely, particularly the Portfolio Manager Discussion with Mark Madden. The Q&A in this section gives you the opportunity to read about your Fund and its performance over the period covered in the report. If you have questions, please contact your investment professional or call Pioneer at 1-800-225-6292. You can also visit our web site at www.pioneerfunds.com for more information.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Indo-Asia Fund

PORTFOLIO SUMMARY 4/30/00

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[pie chart]
International Common Stocks        89.4%
Depositary Receipts for
 International Stocks               6.0%
Short-Term Cash Equivalents         3.5%
International Preferred Stocks      1.0%
Rights/Warrants                     0.1%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[bar chart]
Hong Kong           28.3%
Taiwan              19.5%
South Korea         16.7%
India               11.1%
Malaysia             8.5%
Singapore            6.9%
Thailand             3.8%
Philippines          2.2%
Indonesia            1.4%
Australia            0.7%
Peoples Republic
 of China            0.5%
United Kingdom       0.3%
Pakistan             0.1%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holding)

  1.    Samsung Electronics Co.                  5.25%
  2.    Hutchison Whampoa Ltd.                   3.65
  3.    Cheung Kong Holdings Ltd.                3.44
  4.    Taiwan Semiconductor Manufacturing Co.   3.09
  5.    China Telecom Ltd.                       2.35
  6.    United Microelectrics Corp., Ltd.        2.20
  7.    SK Telecom Co., Ltd. (A.D.R.)            1.95
  8.    Unisem Bhd.                              1.70
  9.    NIIT Ltd.                                1.63
 10.    Swire Pacific Ltd.                       1.56

Fund holdings will vary for other periods.

Pioneer Indo-Asia Fund

PERFORMANCE UPDATE 4/30/00                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share        4/30/00     10/31/99
                 $12.90      $11.05


                                                      Long-Term
Distributions per Share   Income      Short-Term      Capital
(10/31/99 - 4/30/00)      Dividends   Capital Gains   Gains
                              -             -             -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund at public offering price, compared to the growth of the MSCI All-Country Asia Free (Ex-Japan) Index.


Average Annual Total Returns
(As of April 30, 2000)

              Net Asset  Public Offering
Period          Value        Price*
Life of Fund
(6/23/94)        2.01%        0.99%
5 Years          7.04         5.78
1 Year          37.82        29.91

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


Growth of $10,000+

[mountain chart]

                                    MSCI All-Country Asia Free
        Pioneer Indo-Asia Fund*         (Ex-Japan) Index
6/94             9425                         10000
                 9246                         11312
4/95             7538                          9604
                 6955                         10166
4/96             8252                         11853
                 5690                         10993
4/97             6084                         10976
                 5863                          7638
4/98             5797                          6816
                 5157                          5725
4/99             7686                          8072
                 9073                          8785
4/00            10592                          9420

[End Mountain Chart]
  Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.

+ Index comparison begins 6/30/94. The Morgan Stanley Capital International
  (MSCI) All-Country Asia Free (Ex-Japan) Index is an unmanaged, capitalization-weighted measure of securities trading in China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Indo-Asia Fund

PERFORMANCE UPDATE 4/30/00                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/00     10/31/99
                 $12.36      $10.62


                                                      Long-Term
Distributions per Share   Income      Short-Term      Capital
(10/31/99 - 4/30/00)      Dividends   Capital Gains   Gains
                              -             -             -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund, compared to the growth of the MSCI All-Country Asia Free (Ex-Japan) Index.


Average Annual Total Returns
(As of April 30, 2000)

                  If          If
Period           Held      Redeemed*
Life of Fund
(6/23/94)        1.25%       1.09%
5 Years          6.25        6.09
1 Year          36.73       32.73

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


Growth of $10,000+

[mountain chart]

                                    MSCI All-Country Asia Free
        Pioneer Indo-Asia Fund*         (Ex-Japan) Index
6/94            10000                         10000
                 9783                         11312
4/95             7944                          9604
                 7300                         10166
4/96             8640                         11853
                 5917                         10993
4/97             6308                         10976
                 6056                          7638
4/98             5977                          6816
                 5290                          5725
4/99             7866                          8072
                 9240                          8785
4/00            10654                          9420

[End Mountain Chart]
  Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.

+ Index comparison begins 6/30/94. The Morgan Stanley Capital International
  (MSCI) All-Country Asia Free (Ex-Japan) Index is an unmanaged, capitalization-weighted measure of securities trading in China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Indo-Asia Fund

PERFORMANCE UPDATE 4/30/00                             CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/00     10/31/99
                 $12.22      $10.50


                                                      Long-Term
Distributions per Share   Income      Short-Term      Capital
(10/31/99 - 4/30/00)      Dividends   Capital Gains   Gains
                              -             -             -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund, compared to the growth of the MSCI All-Country Asia Free (Ex-Japan) Index.


Average Annual Total Returns
(As of April 30, 2000)

                  If          If
Period           Held      Redeemed*
Life of Fund
(1/31/96)       10.97%       10.97%
1 Year          36.84        36.84

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.


Growth of $10,000

[mountain chart]

                                    MSCI All-Country Asia Free
        Pioneer Indo-Asia Fund*         (Ex-Japan) Index
1/96            10000                         10000
4/96            12548                         10549
                10611                          9517
                 8624                          9784
                 8739                         10421
4/97             9197                          9768
                10433                         10672
                 8828                          6798
                 7019                          5568
4/98             8713                          6067
                 7045                          4448
                 7682                          5095
                 8586                          5532
4/99            11376                          7184
                13656                          7949
                13376                          7819
                17529                          9211
4/00            15567                          8384

[End Mountain Chart]
Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.

The Morgan Stanley Capital International (MSCI) All-Country Asia Free (Ex-Japan) Index is an unmanaged, capitalization-weighted measure of securities trading in China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Indo-Asia Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/00

In the following discussion, the portfolio management team of Mark Madden, Manish Modi and Paul Cloonan explain the current positioning of Pioneer Indo-Asia Fund and the factors impacting its performance.

Q:  How did the Fund perform over the past six months?

A: For the six months ended April 30, 2000, Pioneer Indo-Asia Fund's Class A, B and C shares delivered total returns at net asset value of 16.74%, 16.38% and 16.38%, respectively. This performance surpassed the 7.23% return for the MSCI All-Country Asia Free (ex. Japan) Index. In addition, the Fund achieved performance gains that scored in the top half of its Lipper category beating the 13.76% average return for the 85 funds included in Lipper, Inc.'s Pacific ex. Japan category. (Lipper is an independent firm that tracks mutual fund performance excluding sales charges.) This solid performance can be attributed to our rigorous research efforts and our focus on companies with strong, long-term growth prospects, proven management ability and reasonable valuations.

    The correction in U.S. equity markets led to similar corrections in nearly all equity markets worldwide. The primary cause of investors' concerns has been the potential for higher inflation rates and increased interest rates in the United States. Despite the improving prospects of the countries and companies in which the Fund is invested many of these holdings saw significant corrections in March and April. We believe that although the current uncertainty relating to the U.S. economy and equity markets may continue to weigh on equity markets in Asia, the recent improvement in many Asian economies and companies will likely provide attractive investment opportunities for the long term.

Q: What strategies are you using to find attractive investment opportunities in Asia?

A: The economic recovery in Asia is one key theme emphasized by the Fund. With many Asian economies showing a strong recovery from the recession of 1997-98, we are finding numerous companies that are poised to deliver strong earnings growth over the next several years. For example, Fund holding Star Publications, an English language newspaper chain based in Malaysia, is experiencing a sharp recovery in profitability. During the recession, advertising revenue fell by over 20% because advertising is one of

Pioneer Indo-Asia Fund

    the easiest expenses for companies to cut during difficult times. Now that the Malaysian economy is growing again - gross domestic product grew by over 11% in the first quarter of this year - advertising revenues are recovering sharply.

    A second investment theme relates to outsourcing. Multinational corporations in the United States and Europe are increasingly outsourcing production and services to Asian companies in order to reduce costs and improve efficiency in bringing new products to the marketplace. Today, the need for semiconductor outsourcing is particularly strong because of the increasing demand for products such as personal computers, cellular phones and internet devices. The research group, International Data Corporation, estimates that the semiconductor foundry market will grow 40% annually for the next four years. Fund holdings United Microelectronics and Taiwan Semiconductor Manufacturing are among the most competitive producers of semiconductor wafers in the world and are poised to benefit from the growth in this industry.

Q: How do the valuations of Asian stocks compare to the stock of similar companies in the United States?

A: Across a variety of industries, we find that many Asian stocks have significantly lower valuations than those seen in the United States. Our research efforts are dedicated to valuation analysis so that we may reduce risk by investing in companies that have valuations below which we believe to be fair value.

Q: Is it still possible for an investor to benefit from geographic diversification?

A: Yes. During market corrections, it is not uncommon for the performance of global markets to temporarily move together. However, over a longer time horizon, there may be significant divergences in performance.

    From 1995-99, the U.S. equity markets experienced an extraordinary period that surpassed all other time periods in history. We believe it will be difficult for these equity markets to maintain such high levels of returns going forward. Historically, the U.S. markets have not always performed better than those equity markets overseas. For example, during the period from 1990 through 1994,

Pioneer Indo-Asia Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/00                            (continued)

    the return of the MSCI All-Country Asia Free (ex. Japan) Index was more than double that of the S&P 500 Index. (The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.) In 1997-98, when many Asian economies were experiencing a severe recession, Asian equity markets dramatically underperformed U.S. equity markets. In 1999, the Asian economies began to recover and once again the MSCI All-Country Asia Free (ex. Japan) Index outperformed the S&P 500 Index. We believe that the recovery in the Asian economies can be sustained because we are optimistic about the prospects for Asian equity markets.

Q:  What is your outlook?

A: We view the recent pullback in stock prices as an opportunity to add to existing positions that have compelling prospects. We believe the companies in your portfolio are well-established with strong underlying fundamentals, effective management, dynamic growth prospects and reasonable valuations. We also think that these same companies have limited downside during market corrections and will eventually reward shareholders who stay the course.

    Investing in emerging markets carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability. However, we are confident that the long-term prospects invite serious consideration. Arguably, low inflation, accelerating gross domestic product growth, stable interest rates and declining political risk all point to solid economic expansion in the years ahead.

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)


 Shares                                                              Value
             INVESTMENT IN SECURITIES - 96.5%
             PREFERRED STOCKS - 1.0%
    263      Shinsegae Department Store*                        $    8,875
681,600      Siam Commercial Bank*                                 546,140
                                                                ----------
             Total Preferred Stocks
             (Cost $570,927)                                    $  555,015
                                                                ----------
             COMMON STOCKS - 95.5%
             Basic Materials - 3.2%
             Aluminum - 0.3%
 10,900      Hindalco Industries Ltd.                           $  176,048
                                                                ----------
             Chemicals - 0.1%
  1,329      Daelim Industrial Co.                              $    7,413
                                                                ----------
             Chemicals (Diversified) - 0.6%
 77,500      WMC Ltd.                                           $  321,771
                                                                ----------
             Chemicals (Specialty) - 1.0%
277,190      Formosa Plastic Corp.                              $  575,309
                                                                ----------
             Construction (Cements & Aggregates) - 0.4%
  9,800      Siam Cement Public Co., Ltd.*                      $  226,560
                                                                ----------
             Iron & Steel - 0.4%
  6,700      Broken Hill Proprietary Co., Ltd.                  $   72,146
  8,600      Pohang Iron & Steel Co., Ltd. (A.D.R.)                180,600
    250      Tata Iron & Steel Co., Ltd.                               621
                                                                ----------
                                                                $  253,367
                                                                ----------
             Paper & Forest Products - 0.4%
 34,960      Hansol Paper Co., Ltd.                             $  237,215
                                                                ----------
             Total Basic Materials                              $1,797,683
                                                                ----------
             Capital Goods - 1.2%
             Electrical Equipment - 0.4%
500,000      Nanjing Panda Electronics Co., Ltd. (Class H)*     $  208,622
                                                                ----------
             Trucks & Parts - 0.8%
 60,000      Escorts Ltd.                                       $  175,945
 57,000      Larsen and Tourbo Ltd.                                304,914
                                                                ----------
                                                                $  480,859
                                                                ----------
             Total Capital Goods                                $  689,481
                                                                ----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)                        (continued)


 Shares                                                                 Value
              Communication Services - 17.8%
              Cellular/Wireless Telecommunications - 12.2%
325,000       Cable & Wireless HKT Ltd.                           $   765,643
766,000       CCT Telecom Holdings Ltd.*                              178,981
178,000       China Telecom Ltd.*                                   1,285,434
  5,700       Hansol M. Com Co. Ltd.*                                 113,769
137,000       Hutchison Whampoa Ltd.                                1,996,290
 33,270       SK Telecom Co., Ltd. (A.D.R.)                         1,066,719
173,000       Smartone Telecommunications Inc.                        541,930
350,000       Technology Resources Industries Bhd.                    447,632
115,000       Total Access Communication Ltd.*                        302,450
283,000       United Communications Industry Ltd.*                    223,040
                                                                  -----------
                                                                  $ 6,921,888
                                                                  -----------
              Telecommunications (Long Distance) - 1.5%
158,000       Asia Satellite Telecommunications Holdings Ltd.     $   493,927
315,000       City Telecom Ltd.                                       110,201
166,000       Keppel Telecom & Transport Ltd.                         218,843
                                                                  -----------
                                                                  $   822,971
                                                                  -----------
              Telephone - 4.1%
 10,000       Hanaro Telecom STK*                                 $    83,803
 17,200       Korea Telecom Corp. (A.D.R.)                            593,400
 14,700       Philippine Long Distance Telephone Co. (A.D.R.)         271,031
 11,000       PT Indonesian Satellite Corp. (A.D.R.)                  146,437
190,000       Telekom Malaysia                                        660,000
 46,176       Telekomunikasi Indonesia (A.D.R.)                       398,268
  3,883       Videsh Sanchar Nigam Ltd.*                              118,314
  2,900       Videsh Sanchar Nigam Ltd. (G.D.R.) (144A)                54,810
                                                                  -----------
                                                                  $ 2,326,063
                                                                  -----------
              Total Communication Services                        $10,070,922
                                                                  -----------
              Consumer Cyclicals - 8.0%
              Automobiles - 0.5%
 27,000       Mahindra & Mahindra Ltd.                            $   164,567
 14,000       Mahindra & Mahindra Ltd. (G.D.R.)                        93,450
                                                                  -----------
                                                                  $   258,017
                                                                  -----------
              Leisure Time (Products) - 0.6%
150,000       Berjaya Sports Toto Bhd.                            $   313,816
                                                                  -----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

   Shares                                                           Value
               Lodging (Hotels) - 0.2%
2,000,000      Sino-I.Com Ltd.*                                $  130,951
                                                               ----------
               Publishing (Newspapers) - 2.4%
   14,200      Singapore Press Holdings                        $  277,893
  630,000      South China Morning Post Ltd.                      667,270
   72,500      Star Publications Inc.                             263,289
   68,000      Times Publishing Ltd.                              171,325
                                                               ----------
                                                               $1,379,777
                                                               ----------
               Retail (Department Stores) - 0.3%
    4,510      Shinsegae Department Store Co.                  $  169,468
                                                               ----------
               Retail (General Merchandise) - 0.6%
    2,500      LG Home Shopping Inc.*                          $  199,144
    4,400      39Shopping Corp.*                                  160,973
                                                               ----------
                                                               $  360,117
                                                               ----------
               Retail (Specialty Apparel) - 1.3%
  467,000      Giordano International Ltd.                     $  764,424
                                                               ----------
               Services (Advertising/Marketing) - 1.4%
    7,000      LG AD Inc.                                      $  428,925
    3,300      Cheil Communication                                346,429
                                                               ----------
                                                               $  775,354
                                                               ----------
               Services (Commercial & Consumer) - 0.0%
      251      Hansol CSN                                      $    1,380
                                                               ----------
               Textiles (Home Furnishings) - 0.7%
  251,220      Far Eastern Textile Ltd.                        $  385,924
                                                               ----------
               Total Consumer Cyclicals                        $4,539,228
                                                               ----------
               Consumer Staples - 5.9%
               Broadcasting (Television/Radio/Cable) - 2.2%
  310,800      ABS-CBN Broadcasting Corp. (A.D.R.)*            $  368,880
3,006,000      Benpres Holdings Corp.*                            422,303
   70,000      Television Broadcasts Ltd.                         478,547
                                                               ----------
                                                               $1,269,730
                                                               ----------
               Distributors (Food & Health) - 0.7%
   96,000      Li & Fung Ltd.                                  $  370,975
                                                               ----------
               Entertainment - 0.6%
  127,000      Tanjong Plc                                     $  350,921
                                                               ----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)                        (continued)


   Shares                                                            Value
               Foods - 1.0%
    6,000      Cheil Jedang Corp.                               $  308,177
   92,575      Standard Foods Taiwan Ltd.                           59,911
   25,000      Tata Tea Ltd. (G.D.S.) (144A)*                      179,375
                                                                ----------
                                                                $  547,463
                                                                ----------
               Personal Care - 0.2%
    1,750      Hindustan Lever Ltd.                             $   96,015
                                                                ----------
               Restaurants - 0.3%
  120,000      Kentucky Fried Chicken Bhd.                      $  189,474
                                                                ----------
               Retail Stores (Food Chains) - 1.0%
  152,320      President Chain Store Corp.                      $  542,666
                                                                ----------
               Total Consumer Staples                           $3,367,244
                                                                ----------
               Energy - 0.3%
               Oil & Gas (Production & Exploration) - 0.0%
      100      Oil & Natural Gas Corp. Ltd.                     $      252
                                                                ----------
               Oil & Gas (Refining & Marketing) - 0.3%
    4,200      Hindustan Petroleum Corp. Ltd.                   $   10,762
   67,600      Hindustan Petroleum Corp. Ltd. (New Shares)*        161,868
                                                                ----------
                                                                $  172,630
                                                                ----------
               Total Energy                                     $  172,882
                                                                ----------
               Financial - 22.5%
               Banks (Major Regional) - 5.7%
  116,000      Bangkok Bank Ltd.                                $  196,558
  479,669      Bank Sinopac                                        266,526
   30,200      Dah Sing Financial Co.                              118,254
   50,500      Dao Heng Bank Group Ltd.                            233,400
   45,193      Development Bank of Singapore Ltd.                  622,273
   18,590      Housing & Commercial Bank, Korea                    318,279
   30,511      Kookmin Bank                                        329,923
   91,100      Malayan Bank Bhd.                                   378,784
1,422,000      National Finance Public Co., Ltd.*                  339,950
   38,752      United Overseas Bank Ltd.                           270,199
   75,000      Wing Hang Bank Ltd.                                 183,908
                                                                ----------
                                                                $3,258,054
                                                                ----------
               Banks (Money Center) - 1.3%
   38,675      Overseas Chinese Banking Corp., Ltd.             $  265,130

12    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

    Shares                                                                Value
                Banks (Money Center) - (continued)
12,530,000      PT Lippo Bank TBK*                                  $   237,911
 1,980,000      PT Lippo Bank TBK (Certificate of Entitlement)
                 (144A)*                                                      -
   232,600      United World Chinese Commercial Bank                    229,597
                                                                    -----------
                                                                    $   732,638
                                                                    -----------
                Financial (Diversified) - 12.9%
   240,000      Bank of East Asia                                   $   519,180
   157,500      Cheung Kong Holdings Ltd.                             1,880,489
    99,100      City Developments Inc.                                  450,007
   197,000      Great Eagle Holdings Ltd.                               336,376
   117,000      Henderson Land Development Co. Ltd.                     510,707
    27,000      Housing Development Finance Corp., Ltd.                 292,515
    31,400      HSBC Holdings Plc                                       350,716
    21,000      Pacific Century Region Development Inc.*                174,723
    25,000      Pakistan Investment Fund, Inc.                           75,781
    96,000      Public Finance Bhd.                                     123,789
   900,000      Shum Yip Investment Ltd.                                206,825
   860,000      SM Prime Holdings Inc.                                  112,486
    90,300      Sun Hung Kai Properties Inc.                            715,866
   151,000      Swire Pacific Ltd.                                      852,976
   321,000      Wharf Holdings Ltd.                                     665,556
     9,270      Trigem Ventures Co.                                      23,974
                                                                    -----------
                                                                    $ 7,291,966
                                                                    -----------
                Insurance (Property/Casualty) - 1.0%
   224,350      Cathay Life Insurance Co.                           $   542,634
                                                                    -----------
                Investment Banking & Brokerage - 1.1%
   167,000      Arab Malaysian Merchant Bank Holdings Bhd.          $   632,842
                                                                    -----------
                Investment Management - 0.5%
   400,000      China Everbright Ltd.                               $   282,442
                                                                    -----------
                Total Financial                                     $12,740,576
                                                                    -----------
                Healthcare - 2.4%
                Biotechnology - 1.3%
    24,000      Dr. Reddy's Laboratories, Ltd.                      $   709,278
                                                                    -----------
                Healthcare (Drugs & Major Pharmaceuticals) - 0.9%
    27,476      E. Merck Ltd.                                       $   168,066
    15,500      Hoechst Marion Roussel Ltd.                             141,329
    15,050      Ranbaxy Laboratories Ltd.                               212,700
                                                                    -----------
                                                                    $   522,095
                                                                    -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)                        (continued)


  Shares                                                            Value
              Healthcare (Medical Products/Supplies) - 0.3%
  14,000      Medison Co. Ltd.                                 $  151,385
                                                               ----------
              Total Healthcare                                 $1,382,758
                                                               ----------
              Technology - 30.9%
              Communications Equipment - 1.4%
  34,000      Datacraft Asia Ltd.                              $  255,000
   3,100      Global Tele-Systems Ltd.                             84,513
  12,000      Insung Information Co. Ltd.                         201,126
   3,350      LG Information & Communication Ltd.                 258,099
                                                               ----------
                                                               $  798,738
                                                               ----------
              Computers (Hardware) - 6.2%
 149,000      Acer Inc.                                        $  311,685
  10,628      Samsung Electronics Co.                           2,873,081
  50,000      Synnex Technology International Corp.               338,291
                                                               ----------
                                                               $3,523,057
                                                               ----------
              Computers (Peripherals) - 0.3%
 148,000      GES International Ltd.                           $  182,106
     165      Korea Data System                                     1,341
                                                               ----------
                                                               $  183,447
                                                               ----------
              Computers (Software & Services) - 6.8%
  14,538      BFL Software Ltd. *                              $  170,076
  15,000      HCL Technologies Ltd.*                              536,083
 381,000      Informatics Holdings Ltd.                           177,474
   4,000      Infosys Technologies Ltd.*                          742,268
  17,000      Korea Next Education Service, Inc.*                 171,570
   2,700      Mastek Ltd.                                         132,569
  19,050      NIIT Ltd.                                           890,309
   4,310      Satyam Computer Services Ltd.                       308,069
   4,810      Satyam Computer Services Ltd. (Bonus Shares)        343,610
 166,000      ST Computer System & Service Ltd.                   369,602
     645      Sunevision Holdings*                                    840
                                                               ----------
                                                               $3,842,470
                                                               ----------
              Electronics (Component Distributors)  - 2.7%
  62,000      Asustek Computer Inc.                            $  686,975
 276,426      Phoenixtec Power Co., Ltd.                          659,555
 330,000      TCL International Holding Ltd.*                     199,122
                                                               ----------
                                                               $1,545,652
                                                               ----------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

  Shares                                                             Value
              Electronics (Instrumentation)  - 1.5%
 156,000      Elec & Eltek International Co., Ltd.             $   340,080
 303,000      Yageo Corp.                                          493,198
                                                               -----------
                                                               $   833,278
                                                               -----------
              Electronics (Semiconductors) - 10.9%
 110,000      ADV Semiconductor Industries Inc.                $   352,346
  36,000      Ambit Microsystems Corp.                             332,996
  41,600      Hon Hai Precision Industry                           401,111
  33,500      Hyundai Electronics Industry*                        531,291
 328,880      Siliconware Precision Industries Co., Ltd.           747,088
 262,490      Taiwan Semiconductor Manufacturing Co.             1,690,164
 105,000      Unisem Bhd.                                          932,566
 355,000      United Microelectronics Corp., Ltd.                1,200,932
                                                               -----------
                                                               $ 6,188,494
                                                               -----------
              Services (Computer Systems) - 0.8%
 264,000      Founder Hong Kong Ltd.*                          $   151,672
  96,000      Mercuries Data Systems Ltd.                          313,777
                                                               -----------
                                                               $   465,449
                                                               -----------
              Services (Data Processing) - 0.3%
  28,000      Shinawatra Computer Co., Plc                     $   163,300
     450      Tata Infotech Ltd.                                     3,103
                                                               -----------
                                                               $   166,403
                                                               -----------
              Total Technology                                 $17,546,988
                                                               -----------
              Transportation - 1.2%
              Railroads - 0.3%
  97,000      Malaysia International Shipping Bhd.             $   145,500
                                                               -----------
              Shipping - 0.9%
 880,000      Far Eastern Silo & Shipping Corp.                $   529,237
                                                               -----------
              Total Transportation                             $   674,737
                                                               -----------
              Utilities - 2.0%
              Electric Companies - 1.1%
  11,400      Korea Electric Power Co.                         $   333,859
  15,000      Shandong Huaneng Power Co., Ltd. (N Shares)
                (G.D.R.)                                            50,625
  66,000      Tenaga Nasional Bhd.                                 218,843
                                                               -----------
                                                               $   603,327
                                                               -----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)                        (continued)


     Shares                                                   Value
                 Natural Gas - 0.9%
    443,740      Hong Kong & China Gas Co., Ltd.        $   487,082
                                                        -----------
                 Total Utilities                        $ 1,090,409
                                                        -----------
                 Total Common Stocks
                 (Cost $48,260,455)                     $54,072,908
                                                        -----------
                 RIGHTS - 0.0%
      1,188      Dreamline Co. Ltd., 5/9/00*            $     7,173
      3,230      Korea Next Education Ltd., 5/26/00*         14,960
                                                        -----------
                 Total Rights
                 (Cost $54,311)                         $    22,133
                                                        -----------
                 WARRANTS - 0.1%
  1,980,000      PT Lippo Bank TBK, 4/15/02 (144A)*     $         -
    217,500      PT Pan Indonesia Bank TBK, 7/8/02*           3,441
    104,600      Siam Commercial Bank, 5/10/02*              26,930
     56,211      TelecomAsia Corp. Public Co. Ltd.*          30,125
                                                        -----------
                 Total Warrants
                 (Cost $33,223)                         $    60,496
                                                        -----------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $48,918,916) (a) (b) (c)         $54,710,552
                                                        -----------

 Principal
  Amount
                 TEMPORARY CASH INVESTMENT - 3.5%
                 Commercial Paper - 3.5%
$ 2,000,000      Citicorp, Inc., 6.0%, 5/1/00           $ 2,000,000
                                                        -----------
                 TOTAL TEMPORARY CASH INVESTMENT        $ 2,000,000
                 (Cost $2,000,000)                      -----------

                 TOTAL INVESTMENTS IN SECURITIES AND
                 TEMPORARY CASH INVESTMENT - 100%
                 (Cost $50,918,916)                     $56,710,552
                                                        ===========

16    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

*    Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2000, the value of these securities amounted to $234,185 or 0.4% of total net assets.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

     Hong Kong                      28.3%
     Taiwan                         19.5
     South Korea                    16.7
     India                          11.1
     Malaysia                        8.5
     Singapore                       6.9
     Thailand                        3.8
     Philippines                     2.2
     Indonesia                       1.4
     Australia                       0.7
     Peoples Republic of China       0.5
     United Kingdom                  0.3
     Pakistan                        0.1%
                                   -----
                                   100.0%
                                   =====

(b) At April 30, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $51,218,476 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                                               $11,026,283

     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                                                (5,534,207)
                                                                                             -----------
     Net unrealized gain                                                                     $ 5,492,076
                                                                                             ===========

(c) At October 31, 1999, the Fund had a capital loss carryforward of $9,909,055 which will expire between 2005 and 2006 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2000 aggregated $42,107,927 and $27,932,070, respectively.


The accompanying notes are an integral part of these financial statements.   17

Pioneer Indo-Asia Fund

BALANCE SHEET 4/30/00 (unaudited)


ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $2,000,000) (cost $50,918,916)                  $56,710,552
  Foreign currencies, at value                                      1,161,015
  Receivables -
    Investment securities sold                                        462,654
    Fund shares sold                                                  159,059
    Dividends, interest and foreign taxes withheld                    165,910
  Other                                                                 1,889
                                                                  -----------
      Total assets                                                $58,661,079
                                                                  -----------
LIABILITIES:
  Payables -
    Investment securities purchased                               $   256,564
    Fund shares repurchased                                           545,058
    Reserve for repatriation tax                                      149,841
  Due to bank                                                             906
  Due to affiliates                                                    73,751
  Accrued expenses                                                     91,217
  Other                                                                16,261
                                                                  -----------
      Total liabilities                                           $ 1,133,598
                                                                  -----------
NET ASSETS:
  Paid-in capital                                                 $56,346,547
  Accumulated net investment loss                                    (390,754)
  Accumulated net realized loss on investments, futures
     contracts and foreign currency transactions                   (4,068,633)
  Net unrealized gain on investments (including reserve for
    repatriation taxes of $149,841)                                 5,641,795
  Net unrealized loss on forward foreign currency contracts
     and other assets and liabilities denominated in
     foreign currencies                                                (1,474)
                                                                  -----------
      Total net assets                                            $57,527,481
                                                                  ===========
NET ASSET VALUE PER SHARE:
  Class A (based on $28,663,793/2,221,235 shares)                 $     12.90
                                                                  ===========
  Class B (based on $23,590,177/1,908,125 shares)                 $     12.36
                                                                  ===========
  Class C (based on $5,273,511/431,620 shares)                    $     12.22
                                                                  ===========
MAXIMUM OFFERING PRICE:
  Class A                                                         $     13.69
                                                                  ===========

18    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 4/30/00

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $27,107)      $  311,807
  Interest (net of foreign taxes withheld of $833)              26,408
                                                            ----------
      Total investment income                                                 $  338,215
                                                                              ----------
EXPENSES:
  Management fees                                           $  320,152
  Transfer agent fees
    Class A                                                     48,591
    Class B                                                     37,243
    Class C                                                     10,716
  Distribution fees
    Class A                                                     37,051
    Class B                                                    119,590
    Class C                                                     23,254
  Administrative fees                                           15,741
  Custodian fees                                               124,613
  Registration fees                                             32,082
  Professional fees                                             30,439
  Printing                                                      11,192
  Fees and expenses of nonaffiliated trustees                   12,332
  Miscellaneous                                                 13,751
                                                            ----------
      Total expenses                                                          $  836,747
      Less management fees waived
           by Pioneer Investment Management, Inc.                               (100,788)
      Less fees paid indirectly                                                  (11,750)
                                                                              ----------
      Net expenses                                                            $  724,209
                                                                              ----------
        Net investment loss                                                   $ (385,994)
                                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
     Investments                                            $5,974,201
     Futures contracts                                          98,601
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies        80,424        $6,153,226
                                                            ----------        ----------
  Change in net unrealized gain from:
     Investments                                            $ (579,283)
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies        (1,689)       $ (580,972)
                                                            ----------        ----------
     Net gain on investments and foreign currency
       transactions                                                           $5,572,254
                                                                              ----------
     Net increase in net assets resulting from operations                     $5,186,260
                                                                              ==========

The accompanying notes are an integral part of these financial statements.   19

Pioneer Indo-Asia Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 4/30/00 and the Year Ended 10/31/99


                                                    Six Months Ended
                                                        4/30/00            Year Ended
                                                      (unaudited)           10/31/99
FROM OPERATIONS:
Net investment loss                                    $  (385,994)        $  (126,994)
Net realized gain on investments,
  futures contracts and foreign currency
  transactions                                           6,153,226           3,982,920
Change in net unrealized gain or loss on
  investments and foreign currency
  transactions                                            (580,972)          5,460,262
                                                       -----------         -----------
  Net increase in net assets resulting
   from operations                                     $ 5,186,260         $ 9,316,188
                                                       -----------         -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $78,608,858         $95,334,963
Cost of shares repurchased                             (64,243,297)        (77,476,468)
                                                       -----------         -----------
  Net increase in net assets resulting from
   fund share transactions                             $14,365,561         $17,858,495
                                                       -----------         -----------
  Net increase in net assets                           $19,551,821         $27,174,683
NET ASSETS:
Beginning of period                                     37,975,660          10,800,977
                                                       -----------         -----------
End of period (including accumulated net investment
  loss of $390,754 and $4,760, respectively)           $57,527,481         $37,975,660
                                                       ===========         ===========

                               '00 Shares     '00 Amount
CLASS A                       (unaudited)     (unaudited)           '99 Shares     '99 Amount
Shares sold                     3,539,513     $49,438,739            5,781,204     $59,415,867
Less shares repurchased        (3,071,935)    (43,136,504)          (4,860,199)    (50,171,135)
                               ----------     -----------           ----------     -----------
  Net increase                    467,578     $ 6,302,235              921,005     $ 9,244,732
                               ==========     ===========           ==========     ===========
CLASS B
Shares sold                     1,299,869     $17,467,935            1,920,982     $19,147,136
Less shares repurchased          (905,096)    (12,031,310)          (1,235,422)    (11,843,517)
                               ----------     -----------           ----------     -----------
  Net increase                    394,773     $ 5,436,625              685,560     $ 7,303,619
                               ==========     ===========           ==========     ===========
CLASS C
Shares sold                       907,316     $11,702,184            1,908,859     $16,771,960
Less shares repurchased          (715,032)     (9,075,483)          (1,758,788)    (15,461,816)
                               ----------     -----------           ----------     -----------
  Net increase                    192,284     $ 2,626,701              150,071     $ 1,310,144
                               ==========     ===========           ==========     ===========

20    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

FINANCIAL HIGHLIGHTS 4/30/00

                                                               Six Months Ended
                                                                   4/30/00       Year Ended
                                                                 (unaudited)      10/31/99
CLASS A
Net asset value, beginning of period                               $ 11.05        $  6.28
                                                                   -------        -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $ (0.07)       $ (0.05)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                 1.92           4.82
                                                                   -------        -------
   Net increase (decrease) from investment operations              $  1.85        $  4.77
Distributions to shareholders:
 Net investment income                                                   -              -
                                                                   -------        -------
Net increase (decrease) in net asset value                         $  1.85        $  4.77
                                                                   -------        -------
Net asset value, end of period                                     $ 12.90        $ 11.05
                                                                   =======        =======
Total return*                                                        16.74%         75.96%
Ratio of net expenses to average net assets+                          2.13%**        2.14%
Ratio of net investment income (loss) to average net assets+         (0.99)%**      (0.39)%
Portfolio turnover rate                                                102%**         108%
Net assets, end of period (in thousands)                           $28,664        $19,384
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        2.47%**        3.81%
  Net investment loss                                                (1.33)%**      (2.06)%
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                        2.10%**        2.09%
  Net investment income (loss)                                       (0.96)%**      (0.34)%

                                                               Year Ended  Year Ended  Year Ended  Year Ended
                                                                10/31/98    10/31/97    10/31/96    10/31/95
CLASS A
Net asset value, beginning of period                             $  7.14     $ 6.93     $  8.47     $ 11.28
                                                                 -------     ------     -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $ (0.02)    $(0.01)    $  0.03     $ (0.01)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions              (0.84)      0.22       (1.57)      (2.78)
                                                                 -------     ------     -------     -------
   Net increase (decrease) from investment operations            $ (0.86)    $ 0.21     $ (1.54)    $ (2.79)
Distributions to shareholders:
 Net investment income                                                 -          -           -       (0.02)
                                                                 -------     ------     -------     -------
Net increase (decrease) in net asset value                       $ (0.86)    $ 0.21     $ (1.54)    $ (2.81)
                                                                 -------     ------     -------     -------
Net asset value, end of period                                   $  6.28     $ 7.14     $  6.93     $  8.47
                                                                 =======     ======     =======     =======
Total return*                                                     (12.04)%     3.03%     (18.18)%    (24.78)%
Ratio of net expenses to average net assets+                        2.31%      2.29%       2.28%       2.28%
Ratio of net investment income (loss) to average net assets+       (0.52)%    (0.09)%      0.32%      (0.14)%
Portfolio turnover rate                                              101%        71%         64%         53%
Net assets, end of period (in thousands)                         $ 5,230     $9,846     $12,388     $ 8,397
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      5.30%      4.39%       4.29%       4.21%
  Net investment loss                                              (3.51)%    (2.19)%     (1.69)%     (2.07)%
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                      2.24%      2.25%       2.25%       2.25%
  Net investment income (loss)                                     (0.45)%    (0.05)%      0.35%      (0.11)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

21   The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

FINANCIAL HIGHLIGHTS 4/30/00

                                                               Six Months Ended
                                                                   4/30/00         Year Ended
                                                                 (unaudited)        10/31/99
CLASS B
Net asset value, beginning of period                               $ 10.62          $  6.08
                                                                   -------          -------
Increase (decrease) from investment operations:
 Net investment loss                                               $ (0.10)         $ (0.03)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                 1.84             4.57
                                                                   -------          -------
   Net increase (decrease) from investment operations              $  1.74          $  4.54
Distributions to shareholders:
 Net investment income                                                   -                -
                                                                   -------          -------
Net increase (decrease) in net asset value                         $  1.74          $  4.54
                                                                   -------          -------
Net asset value, end of period                                     $ 12.36          $ 10.62
                                                                   =======          =======
Total return*                                                        16.38%           74.67%
Ratio of net expenses to average net assets+                          2.85%**          2.80%
Ratio of net investment loss to average net assets+                  (1.70)%**        (0.91)%
Portfolio turnover rate                                                102%**           108%
Net assets, end of period (in thousands)                           $23,590          $16,078
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        3.20%**          4.60%
  Net investment loss                                                (2.05)%**        (2.71)%
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                        2.83%**          2.77%
  Net investment loss                                                (1.68)%**        (0.88)%

                                                                Year Ended  Year Ended  Year Ended  Year Ended
                                                                 10/31/98    10/31/97    10/31/96    10/31/95
CLASS B
Net asset value, beginning of period                             $  6.96     $  6.80     $  8.39     $ 11.24
                                                                 -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment loss                                             $ (0.09)    $ (0.04)    $ (0.03)    $ (0.07)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions              (0.79)       0.20       (1.56)      (2.77)
                                                                 -------     -------     -------     -------
   Net increase (decrease) from investment operations            $ (0.88)    $  0.16     $ (1.59)    $ (2.84)
Distributions to shareholders:
 Net investment income                                                 -           -           -       (0.01)
                                                                 -------     -------     -------     -------
Net increase (decrease) in net asset value                       $ (0.88)    $  0.16     $ (1.59)    $ (2.85)
                                                                 -------     -------     -------     -------
Net asset value, end of period                                   $  6.08     $  6.96     $  6.80     $  8.39
                                                                 =======     =======     =======     =======
Total return*                                                     (12.64)%      2.35%     (18.95)%    (25.31)%
Ratio of net expenses to average net assets+                        2.81%       2.90%       3.15%       3.01%
Ratio of net investment loss to average net assets+                (1.03)%     (0.62)%     (0.45)%     (0.86)%
Portfolio turnover rate                                              101%         71%         64%         53%
Net assets, end of period (in thousands)                         $ 5,036     $ 9,392     $ 8,275     $ 5,991
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      5.94%       4.99%       5.23%       4.91%
  Net investment loss                                              (4.16)%     (2.71)%     (2.53)%     (2.76)%
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                      2.76%       2.86%       3.13%       2.97%
  Net investment loss                                              (0.98)%     (0.58)%     (0.43)%     (0.82)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

FINANCIAL HIGHLIGHTS 4/30/00

                                                               Six Months Ended
                                                                   4/30/00         Year Ended
                                                                 (unaudited)        10/31/99
CLASS C
Net asset value, beginning of period                               $ 10.50          $  6.00
                                                                   -------          -------
Increase (decrease) from investment operations:
 Net investment loss                                               $ (0.08)         $ (0.03)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                 1.80             4.53
                                                                   -------          -------
Net increase (decrease) in net asset value                         $  1.72          $  4.50
                                                                   -------          -------
Net asset value, end of period                                     $ 12.22          $ 10.50
                                                                   =======          =======
Total return*                                                        16.38%           75.00%
Ratio of net expenses to average net assets+                          2.99%**          2.70%
Ratio of net investment loss to average net assets+                  (1.82)%**        (0.89)%
Portfolio turnover rate                                                102%**           108%
Net assets, end of period (in thousands)                           $ 5,274          $ 2,514
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        3.32%**          4.40%
  Net investment loss                                                (2.15)%**        (2.59)%
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                        2.94%**          2.64%
  Net investment loss                                                (1.77)%**        (0.83)%

                                                                Year Ended  Year Ended   1/31/96 to
                                                                 10/31/98   10/31/97      10/31/96
CLASS C
Net asset value, beginning of period                             $  6.93     $ 6.77       $  7.85
                                                                 -------     ------       -------
Increase (decrease) from investment operations:
 Net investment loss                                             $ (0.07)    $(0.04)      $ (0.02)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions              (0.86)      0.20         (1.06)
                                                                 -------     ------       -------
Net increase (decrease) in net asset value                       $ (0.93)    $ 0.16       $ (1.08)
                                                                 -------     ------       -------
Net asset value, end of period                                   $  6.00     $ 6.93       $  6.77
                                                                 =======     ======       =======
Total return*                                                     (13.42)%     2.36%       (13.76)%
Ratio of net expenses to average net assets+                        2.85%      2.84%         3.12%**
Ratio of net investment loss to average net assets+                (1.06)%    (0.56)%       (0.42)%**
Portfolio turnover rate                                              101%        71%           64%
Net assets, end of period (in thousands)                         $   536     $  803       $   557
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      6.12%      4.89%         4.63%**
  Net investment loss                                              (4.33)%    (2.61)%       (1.93)%**
Ratios assuming waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                      2.76%      2.78%         3.06%**
  Net investment loss                                              (0.97)%    (0.50)%       (0.36)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Indo-Asia Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net

Pioneer Indo-Asia Fund

    asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    The Fund's investments in countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)                  (continued)

    to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Changes in the value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. As of April 30, 2000, the Fund had no open futures contracts.

D.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of April 30, 2000 the Fund had no outstanding portfolio or settlement hedges.

E.  Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Pioneer Indo-Asia Fund

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended April 30, 2000, the Fund paid no such taxes.

    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of April 30, 2000 the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of April 30, 2000, the Fund had a reserve of $149,841 related to taxes on the repatriation of foreign currencies.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $10,352 in underwriting commissions on the sale of fund shares during the six months ended April 30, 2000.

G.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)                  (continued)

    shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.10% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 2000, $29,405 was payable to PIM related to management fees, administrative fees and certain other services.

PIM has appointed Khothari Pioneer AMC Ltd. (the Indian Adviser) as the Fund's adviser in India. In managing the Fund's Indian investments, PIM relies on the advice and local expertise of the Indian Adviser. The Indian Adviser is a joint venture between PIM and Investment Trust of India Limited (ITI), a corporation organized under the laws of India. As

Pioneer Indo-Asia Fund

compensation for its services under its subadvisory agreement with PIM and the Fund, PIM pays the Indian Adviser a management fee at the annual rate from 0.10% to 0.60% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depository receipts for securities traded in India's securities markets. The annual rate is 0.10% of such gross assets up to $15 million; 0.20% of the next $30 million; 0.40% of the next $15 million; and 0.60% of the excess over $60 million.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $14,454 in transfer agent fees payable to PSC at April 30, 2000.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $29,892 in distribution fees payable to PFD at April 30, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2000, CDSCs in the amount of $110,192 were paid to PFD.

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)                  (continued)

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 2000, the Fund's expenses were reduced by $11,750 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the six months ended April 30, 2000 was $216,264. The average daily shares outstanding during the period were 4,310,752 resulting in an average borrowing per share of $0.05 cents. The related weighted average annualized interest rate for the period was 6.21%, and the total interest expense on such borrowings was $9,897.

Pioneer Indo-Asia Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                        Officers
John F. Cogan, Jr.              John F. Cogan, Jr., Chairman and
Mary K. Bush                      President
Richard H. Egdahl, M.D.         David D. Tripple, Executive Vice President
Margaret B.W. Graham            Eric W. Reckard, Treasurer
Marguerite A. Piret             Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $40,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

                           This page for your notes.

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                          1-800-225-4240


Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                  www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.


[logo]    Pioneer Investment Management, Inc.
          60 State Street
          Boston, Massachusetts 02109
          www.pioneerfunds.com

                 8551-00-0600
(Copyright)      Pioneer Funds Distributor, Inc.
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